SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 12, 2018

KONA GRILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34082	20-0216690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15059 N. Scottsdale Road, Suite 300 Scottsdale, Arizona 85254
(Address of principal executive offices) (Zip Code)

(480) 922-8100
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Accountant

The Audit Committee (the "Audit Committee") of the Board of Directors of Kona Grill, Inc. (the "Company") recently conducted a competitive process to determine the Company's independent registered public accounting firm for the year ending December 31, 2018. The Audit Committee invited several accounting firms to participate in this process, including Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm since 2001. As a result of this process and following careful deliberation, on June 12, 2018, the Company dismissed EY as the Company's independent registered public accounting firm.

The reports of EY on the Company's consolidated financial statements as of and for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim period preceding EY's dismissal, there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY's satisfaction, would have caused EY to make reference to the subject matter thereof in connection with its reports for such years; and, no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided EY with a copy of the foregoing disclosures and requested from EY a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of EY's letter dated June 15, 2018 is attached as Exhibit 16.1.

(b) Engagement of Independent Accountant

On June 15, 2018, the Audit Committee selected BDO USA, LLP (“BDO”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018, subject to completion of its standard client acceptance procedures.

During the Company's two most recent fiscal years and the subsequent interim period preceding BDO's selection, neither the Company nor anyone on its behalf consulted with BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	16.1	Letter from Ernst & Young LLP addressed to the Securities and Exchange Commission, dated as of June 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2018	KONA GRILL, INC.

	By:	/s/ Christi Hing
Christi Hing
Chief Financial Officer